                                                                 EXHIBIT 10.1(4)

                                AMENDMENT NO. 5

     THIS AMENDMENT NO. 5 (the "Amendment") is entered into as of the 15th day of November, 1996 by and between United Air Specialists, Inc., an Ohio corporation (the "Company"), and KeyBank National Association, a national banking association (the "Bank").

                              W I T N E S S E T H:

     WHEREAS, the Company and the Bank (as successor in interest to Society National Bank) are parties to a Reimbursement Agreement dated as of May 15, 1990 (as previously amended, the "Reimbursement Agreement");

     WHEREAS, the Company and the Bank desire to amend the Reimbursement Agreement pursuant to the terms and conditions contained herein;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereby agree as follows:

     1. Section 6.8 of the Reimbursement Agreement is hereby amended to incorporate in place thereof the provisions of Section 5.2.4 and the relevant definitions in Section 7.1 of the Amended and Restated Loan Agreement dated as of November 15, 1996 between the Company and the Bank, as such Agreement may be amended from time to time hereafter.

     2. The Bank hereby consents to the merger of the Company as contemplated by the Agreement and Plan of Merger dated as of September 23, 1996 among CLARCOR Inc., CUAC Inc. and the Company and waives any Default with respect thereto arising under Section 7.1 of the Reimbursement Agreement.

     3. This Amendment shall be effective upon delivery to the Bank of:

          (a) this Amendment duly executed by the Company; and

          (b) a copy of the resolutions of the Board of Directors of the Company authorizing the execution and delivery of this Amendment, which resolutions shall be in form and substance satisfactory to the Bank and its counsel and shall be certified by an officer of the Company as being true and complete and in full force and effect, together with a certificate as to the individual authorized to sign this Amendment (with a specimen signature included and certified to).

Any or all of the foregoing conditions to effectiveness of this Amendment may at any time be waived by the Bank at its sole option.

     4. All representations, warranties and covenants of the Company set forth in the Reimbursement Agreement shall be deemed restated as of the date hereof, and the Company further represents and warrants that:

          (a) This Amendment has been duly executed and delivered by the Company and authorized by all requisite corporate action of the Company;

          (b) The execution and delivery by the Company of this Amendment do not constitute a violation of any applicable law or a breach of any provision contained in the Company's Articles of Incorporation, Code of Regulations or other organizational or corporate governance documents or contained in any order of any court or any other governmental agency or in any agreement, instrument or document to which the Company is a party or by which the Company or any of its assets or properties are bound; and

          (c) On the date hereof the Company is in full compliance with the Reimbursement Agreement, no Default exists and there has been no material adverse change in the Company's consolidated financial condition or results of operations.

     5. All amendments to the Reimbursement Agreement set forth herein shall be deemed effective as of the date hereof.

     6. (a) This Amendment shall be subject to and governed by the internal laws of the State of Ohio.

          (b) Except as amended hereby, the Reimbursement Agreement shall remain in full force and effect.

          (c) This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same agreement.

          (d) The Company shall reimburse the Bank for all legal and other fees and expenses incurred in connection with this Amendment.

          (e) All capitalized terms used herein without definition should have the respective meanings ascribed to them in the Reimbursement Agreement.

     IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first above written.

                                        UNITED AIR SPECIALISTS, INC.

                                        By: /s/ WILLIAM M. REHL, III
                                            --------------------------
                                                William M. Rehl, III


                                        KEYBANK NATIONAL ASSOCIATION

                                        By: /s/ JOHN M. LANGENDERFER
                                            -------------------------
                                                John M. Langenderfer


                                     - 3 -